Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 22, 2009, is by and among PENSON WORLDWIDE, INC., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), REGIONS BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender, and Letter of Credit Issuer, COMPASS BANK, an Alabama banking corporation successor in interest to Guaranty Bank, and REGIONS CAPITAL MARKETS, a division of Regions Bank, as Joint Lead Arrangers, and COMPASS BANK, an Alabama banking corporation successor in interest to Guaranty Bank, as Syndication Agent.
RECITALS:
     A. The Borrower, the Lenders party thereto and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of May 1, 2009 (as the same has been and may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”).
     B. The Borrower has requested to increase the Total Commitments by an aggregate amount not exceeding $30,000,000 pursuant to Section 2.14 of the Credit Agreement (the “Commitment Increase”), and the Borrower, the Lenders, and the Administrative Agent now desire to amend the Credit Agreement to reflect such Commitment Increase and as otherwise set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
     Section 2.1 Amendment to Schedules to the Credit Agreement. Effective as of the date hereof, the Schedules to the Credit Agreement are hereby substituted with the Schedules attached hereto for all purposes under the Credit Agreement, and any reference to a certain Schedule in the Loan Documents shall refer to the corresponding Schedule attached hereto.

ARTICLE III
CONDITIONS PRECEDENT TO EFFECTIVENESS
     Section 3.1 Conditions. The effectiveness of this Amendment and the Commitment Increase is subject to the full satisfaction of each of the following conditions precedent:
     (a) Documents. The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:
     (i) Amendment. Executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower.
     (ii) Amended and Restated Notes. An amended and restated Note executed by the Borrower in favor of each existing Lender which has agreed to increase its Commitment in connection with the Commitment Increase.
     (iii) Joinder Agreement. Executed counterparts of a joinder agreement for each Eligible Assignee agreeing to become a Lender (each a “New Lender”) in connection with the Commitment Increase.
     (iv) New Notes. A Note executed by the Borrower in favor of each New Lender.
     (v) Other Conditions. The conditions precedent specified in Section 2.14(e) of the Credit Agreement shall have been satisfied.
     (vi) Payment of Fees. Any fees required to be paid on or before the date hereof shall have been paid, including those fees required to be paid in that certain Fee Letter dated as of July 2, 2009 between the Borrower and Regions Capital Markets.
     (vii) Additional Information. Such additional documents, instruments and information as the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
     (b) No Default or Event of Default. No Default shall exist or would result from the execution of this Amendment.
     (c) No Material Adverse Effect. Since the date of the most recent financial statements delivered by the Borrower to the Administrative Agent, no event or circumstance has occurred that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
     (d) Representations and Warranties. All of the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date hereof, with the same force and effect as if such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which

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case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
ARTICLE IV
NO WAIVER
     Section 4.1 No Waiver. Nothing contained herein shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, this Amendment, or any other Loan Document, or of any other contract or instrument between the Borrower and the Administrative Agent and/or the Lenders, and the failure of the Administrative Agent and/or any Lender at any time or times hereafter to require strict compliance by the Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, this Amendment, the other Loan Documents and any other contract or instrument between the Borrowers and the Administrative Agent and/or the Lenders.
ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.
     Section 5.2 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (a) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and in the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default exists.

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ARTICLE VI
MISCELLANEOUS
     Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
     Section 6.2 Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document.
     Section 6.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     Section 6.4 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     Section 6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.
     Section 6.6 Counterparts. This Amendment may be executed in one or more counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of any signature pages hereto by telecopy, e-mail or other electronic transmission shall be effective as delivery of originally executed signature pages.
     Section 6.7 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent and the Lenders to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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     Section 6.9 Entire Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of the Page Intentionally Left Blank. Signature Pages to Follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PENSON WORLDWIDE, INC.

By:	/s/ Roger J. Engemoen, Jr.

	Name:	Roger J. Engemoen, Jr.

	Title:	Chairman

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     Each Loan Party (a) consents and agrees to the terms of this Amendment and all other Loan Documents executed in connection therewith, (b) affirms that nothing contained in this Amendment shall modify in any respect whatsoever its obligations under the Guaranty and the Pledge Agreement, (c) agrees that the “Obligations” under the Guaranty and the Pledge Agreement include, without limitation, the indebtedness and obligations of any Loan Party under the Loan Documents, including the Credit Agreement as amended hereby, and (d) agrees that the Guaranty and the Pledge Agreement remain in full force and effect and continue to be legal, valid, binding, and enforceable in accordance with their terms.

SAI HOLDINGS, INC.

By:	/s/ Roger J. Engemoen, Jr.

	Name:	Roger J. Engemoen, Jr.

	Title:	Chairman

PENSON HOLDINGS, INC.

By:	/s/ Roger J. Engemoen, Jr.

	Name:	Roger J. Engemoen, Jr.

	Title:	Chairman

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as Administrative Agent, a Lender, Letter of Credit
Issuer and Swing Line Lender

By:	/s/ Robin Ingari

	Name:	Robin Ingari

	Title:	Sr. Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
an Alabama banking corporation successor in interest to Guaranty Bank, as a Lender

By:	/s/ Amanda Cone

	Name:	Amanda Cone

	Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, N.A., as a Lender

By:	/s/ Jacob Villere

	Name:	Jacob Villere

	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Paul Howell

	Name:	Paul Howell

	Title:	Senior Vice President

THE PRIVATEBANK AND TRUST
COMPANY, as a Lender

By:	/s/ Ronald Fontenot

	Name:	Ronald Fontenot

	Title:	Associate Managing Director

UNION BANK, N.A., as a Lender

By:	/s/ Marissa Petri

	Name:	Marissa Petri

	Title:	Vice President